EXHIBIT 8.1

The following is a list of subsidiaries of NewLead Holdings, Ltd. as of December 31, 2013.

COMPANY	SHAREHOLDER

NEWLEAD HOLDINGS LTD, Bermuda (formerly known as Aries Maritime Transport Limited)

DIRECT SUBSIDIARIES

NEWLEADJMEG INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD MOJAVE HOLDINGS LLC, Delaware	NEWLEAD HOLDINGS LTD.

MINE INVESTMENTS CORP., Marshall Islands	NEWLEAD HOLDINGS LTD

Shipmanagement Companies

AMT MANAGEMENT LTD., Marshall Islands	NEWLEAD HOLDINGS LTD.

NEWLEAD SHIPPING S.A., Panama	NEWLEAD HOLDINGS LTD.

NEWLEAD BULKERS S.A., Liberia	NEWLEAD HOLDINGS LTD.

Sub-Holding Companies

NEWLEAD BULKER HOLDINGS INC., Marshall Islands	NEWLEAD HOLDINGS LTD.

Ship-Owning Companies

NEWLEAD VICTORIA LTD., Liberia	NEWLEAD HOLDINGS LTD.

COMPANY	SHAREHOLDER

Companies With No Assets*

AUSTRALIA HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

BRAZIL HOLDINGS LTD., Liberia	NEWLEAD HOLDINGS LTD.

BORA LIMITED, BVI	NEWLEAD HOLDINGS LTD.

CHALLENGER ENTERPRISES LTD., Liberia	NEWLEAD HOLDINGS LTD.

CRUSADER ENTERPRISES LTD., Liberia	NEWLEAD HOLDINGS LTD.

COMPASS OVERSEAS LTD., Bermuda	NEWLEAD HOLDINGS LTD.

COMPASSION OVERSEAS LTD., Bermuda	NEWLEAD HOLDINGS LTD.

GRAND OCEANOS INC., Liberia	NEWLEAD HOLDINGS LTD.

GRAND VICTORIA PTE. LTD., Singapore	NEWLEAD HOLDINGS LTD.

OCEAN HOPE SHIPPING LIMITED, Malta	NEWLEAD HOLDINGS LTD.

COMPANY	SHAREHOLDER

INDIRECT SUBSIDIARIES

NEWLEAD HOLDINGS (US) CORP., Delaware (formerly known as NewLead Holdings (US) LLC)	NEWLEAD MOJAVE HOLDINGS LLC.

NEW LEAD JMEG LLC., Delaware	NEWLEAD HOLDINGS (US) CORP.

MINE INVESTMENTS LLC, Delaware	MINE INVESTMENTS CORP.

FIVE MILE INVESTMENT LLC, Delaware	MINE INVESTMENTS LLC

ELK VALLEY INVESTMENT LLC, Delaware	MINE INVESTMENTS LLC

VIKING ACQUISITION GROUP LLC, Kentucky	MINE INVESTMENTS LLC

COAL ESSENCE MINE LLC, Kentucky	VIKING ACQUISITION GROUP LLC

COAL ESSENCE PREP PLANT LLC, Kentucky	MINE INVESTMENTS LLC

VIKING PREP PLANT LLC, Kentucky	COAL ESSENCE PREP PLANT LLC

Ship-Owning Companies

GRAND MARKELA INC., Liberia	NEWLEAD BULKER HOLDINGS INC.

Mine-Owning Companies

COAL ESSENCE MINE LLC, Kentucky	VIKING ACQUISITION GROUP LLC

Wash Plant-Owning Companies

VIKING PREP PLANT LLC, Kentucky	COAL ESSENCE PREP PLANT LLC

COMPANY	SHAREHOLDER

Companies with no assets *

GRAND ESMERALDA INC., Liberia	NEWLEAD BULKER HOLDINGS INC.

GRAND SPARTOUNTA INC., Marshall Islands	NEWLEAD BULKER HOLDINGS INC.

GRAND VENETICO INC., Marshall Islands	NEWLEAD BULKER HOLDINGS INC.

GRAND AFFECTION S.A. Marshall Islands	NEWLEAD BULKER HOLDINGS INC.

GRAND AFFINITY S.A., Marshall Islands	NEWLEAD BULKER HOLDINGS INC.

NEWLEAD PROSPERITY INC., Marshall Islands	NEWLEAD BULKER HOLDINGS INC.

TRANS CONTININENT NAVIGATION LTD., Malta	OCEAN HOPE SHIPPING LIMITED.

TRANS STATE NAVIGATION LTD., Malta	OCEAN HOPE SHIPPING LIMITED.